UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – December 4, 2015

CODORUS VALLEY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-15536	23-2428543
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Number)
incorporation)

105 Leader Heights Road
P.O. Box 2887
York, Pennsylvania		17405-2887
(Address of principal executive offices)		(Zip code)

717-747-1519

(Registrant’s telephone number including area code)

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CODORUS VALLEY BANCORP, INC.

FORM 8-K

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes to Fiscal Year.

On December 4, 2015, the Board of Directors of Codorus Valley Bancorp, Inc. (the “Corporation”) adopted an amendment to its Articles of Incorporation that adds a new Article 10 which permits the Corporation to issue uncertificated shares. The amendment was adopted in order to clarify the authority of the Corporation to issue uncertificated shares. The amendment was effective upon the filing of Articles of Amendment with the Pennsylvania Department of State, which occurred on December 4, 2015. The foregoing description of the amendment is qualified in its entirety by reference to the full text of Article 10 included in the Articles of Incorporation, as amended, attached hereto as Exhibit 3.1 and incorporated herein by reference.

Also on December 4, 2015, the Board of Directors of the Corporation amended Section 25.1 of its By-Laws to correct a typographical error by replacing all references to “certified” and “uncertified” with “certificated” and “uncertificated,” respectively. The foregoing description of the amendment is qualified in its entirety by reference to the full text of Section 25.1 included in the By-Laws, as amended, attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	3.1	Articles of Incorporation as amended through December 4, 2015

	3.2	By-Laws as amended through December 4, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Codorus Valley Bancorp, Inc.
(Registrant)

Date: December 4, 2015	/s/ Larry J. Miller
Larry J. Miller
Chairman, President and Chief
Executive Officer
(Principal Executive Officer)

EXHIBIT INDEX

Exhibit Number	Description

3.1	Articles of Incorporation as amended through December 4, 2015

3.2	By-Laws as amended through December 4, 2015